Web Site:  www.blankinship.com

Blankinship Value Fund  -  a Series of Blankinship Funds, Inc.

The Blankinship Value Fund is a no-load mutual fund that seeks to improve returns and reduce risk by investing in good companies when their market prices are below their true, or intrinsic values.  By "good companies" we mean those which have a lasting competitive edge that allows them to earn above average returns on the money invested in their business.

The Fund’s research and investments are normally focused on small companies.  We believe small companies often provide better opportunities because they receive less attention.  However, the Fund is open to a wide range of other investments so it can adapt as market prices and relative values change.  The focus of the Fund’s research and its mix of investments at any time depend on which securities the Adviser believes hold the most value.  The Fund's small size, wide range of investment choices and adaptability distinguish it in an era when many funds are constrained by their size or a narrow “style box” objective.

Nothing on this Web site should be considered a solicitation to buy or an offer to sell shares of the Blankinship Value Fund in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.

Investment Approach

The Fund emphasizes value investing, meaning it seeks to buy securities for less than their true, or intrinsic value. This approach was pioneered by the late Benjamin Graham, who believed that, although markets are efficient much of the time, they are not always efficient, and investment results can be improved through careful research and patience. The Fund’s Adviser believes value investing both lowers risk and increases potential returns.

The Fund blends value and growth investing to the extent that it prefers to buy great companies at fair prices, rather than fair companies at great prices. By “great companies”, we mean ones which earn above average returns on invested capital, without excessive leverage or accounting tricks, and seem likely to continue doing so in the future. However, tradeoffs are usually required, and a low purchase price can compensate for some shortcomings.

The Fund often looks for opportunities where there is bad news or uncertainty surrounding a company from events such as earnings shortfalls, management problems, product recalls, lawsuits, corporate reorganizations, liquidations, or other major or negative events. The Adviser believes that short-term investors often misjudge or avoid these situations, causing market prices to decline, and creating buying opportunities for longer term investors. If the Adviser believes damage and risk are limited, then the affected company’s securities may be considered for purchase by the Fund.

The Fund tends to use broader diversification when greater compromise or uncertainty is involved. When the Adviser believes an exceptional opportunity has been identified, the Fund has the freedom to invest up to 25% of its total assets in that company’s stock. The Adviser believes focusing on the best investments improves chances of above average results.

The Fund’s research and investments are normally focused on small companies, especially micro-cap (under $200 million market capitalization) companies. Some research indicates that small companies provide better investment opportunities because they receive less attention. And, having a small asset base should be an advantage for a fund investing in small companies because it tends to be easier to trade without affecting market prices. For this reason, if management believes the Fund’s growth has become a drag on performance, the Fund may close to new investments.

In addition to small companies, the Fund is open to a broad range of investment types to increase its chances of finding good values, and allow it to adapt as market opportunities change. (Small companies don’t always provide the best values.) The Fund may invest in:

• Companies of any size.

• Bonds and preferred stocks, including those convertible into common stock. (Bonds may be of any maturity or duration.)

• Foreign securities, up to 25% of Fund assets.

• Real estate investment trusts (REITs), up to 25% of Fund assets.

• High-yield bonds of any ratings, up to 25% of Fund assets. (High-yield bonds rated below “Baa” and below “BBB” are commonly referred to as “junk bonds”.)

The focus of the Fund’s research and its mix of investments at any time depend on which securities the Adviser believes hold the most value.

The Fund favors long holding periods to reduce its brokerage costs and the taxes paid by its shareholders. Although not planned as part of normal operations, the Fund may engage in active and frequent trading to achieve its principal investment strategies, and that could increase the trading costs of the Fund and the taxes paid by its shareholders. The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political, or other conditions. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

The Fund has the freedom to hold cash when attractively priced investments are scarce. The Adviser believes this helps protect the Fund from the losses that often follow inflated prices, and is an important part of the Fund’s value investing discipline. As a result, the Adviser is willing to hold up to 100% of assets in cash for extended periods while seeking good investment values. The Fund will also tend to hold some cash as a matter of course -- to fund redemptions, and to be ready for new investment opportunities.

Portfolio Manager

Dr. Rex Blankinship has managed the Fund’s portfolio since its inception in January 2004.  He is a Certified Public Accountant in Virginia and founded Blankinship Corporation in 1987 as a consulting firm, where he directed the design and installation of financial systems.  In addition to consulting, from 1993 through 1999 he worked as a Partner in International Registries, a legal and financial services firm, where he had overall responsibility for Information Technology.  He has also held positions with Andersen Consulting (now Accenture), and worked as a bank examiner.  He holds a Ph.D. in Information Systems Management from the University of Maryland’s Smith School of Business and Management, and an MBA in Management and BS in General Business from Virginia Tech.  He is a member of the American Institute of Certified Public Accountants and the Virginia Society of CPAs.  He lives in McLean, Virginia with his wife, Janet, and children, Alex and Anna.

Printed Materials

The Fund's printed materials are available in Acrobat format.

You will need Adobe Acrobat Reader to access these materials.  If you don't already have it, click here to install Adobe Acrobat Reader on your computer.

Click on a document name to download it:

The prospectus contains information about the investment objectives, risks, charges, and expenses of the Fund, as well as other information.  You should carefully read and consider this information before investing in the Fund.

        Prospectus

        Account Application

         Trust Account Application

         Statement of Additional Information (SAI)

         Semi-Annual Shareholder Report 4/30/05

         Annual Shareholder Report 10/31/04

         Semi-Annual Shareholder Report 7/31/04

         Proxy Voting Record

          Code of Ethics

How to Invest

1)  Read the prospectus.  The prospectus contains information about the investment objectives, risks, charges, and expenses of the Fund, as well as other information.  You should carefully read and consider this information before investing in the Fund.

2)  Print and complete an account application.  For a trust, use the trust account application.

3)  Mail your check and application to the address shown on the application.

Please contact us if you have questions or prefer to have materials mailed to you.

Contact Us

We will be happy to answer any questions you may have.  You can contact us by:

       Toll-free phone (800) 240-9631

       Fax (703) 448-0173

       Regular mail to:

            Blankinship Funds, Inc.

            1210 S. Huntress Court

            McLean, VA  22102-2515

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